                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 -------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF l934


                          Exodus Communications, Inc.
               ------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                                  77-0403076
----------------------------------------    -----------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

       2650 SAN TOMAS EXPRESSWAY
            Santa Clara, CA                                95051
----------------------------------------    -----------------------------------
(Address of principal executive offices)                 (Zip Code)


If this Form relates to the registration of a       If this Form relates to the registration of a
class of securities pursuant to Section 12(b) of    class of securities pursuant to Section 12(g) of
the Exchange Act and is effective pursuant to       the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following      General Instruction A.(d), check the following
box. [_]                                            box. [X]

 Securities Act registration statement file number to which this form relates:

                                   333-44469
                                 ------------


       Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE
                                     ----


       Securities to be registered pursuant to Section 12(g) of the Act:

                        COMMON STOCK, $0.001 PAR VALUE
                        ------------------------------

                               (Title of Class)



                                     Page 1
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-4469) as originally filed with the Securities and Exchange Commission on January 16, 1998, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration
-----------------------
Statement, is hereby incorporated by reference in response to this item.


ITEM 2.  EXHIBITS.

         The following exhibits are filed herewith or incorporated herein by reference:

          Exhibit
          Number                    Exhibit Title or Description
          ------                    ----------------------------

          3.01                Amended and Restated Articles of
                              Incorporation of Exodus Communications, Inc., a California corporation (incorporated by reference to Exhibit 3.01 to the Registration Statement).

          3.02 Registrant's Certificate of Incorporation, as currently in effect (incorporated by reference to Exhibit 3.02 to the Registration Statement).

          3.03 Registrant's Certificate of Designation (incorporated by reference to Exhibit 3.03 to the Registration Statement).

          3.04 Form of Registrant's Amended and Restated Certificate of Incorporation to be filed immediately following the offering (incorporated by reference to Exhibit 3.04 to the Registration Statement).

          3.05 Bylaws of Exodus Communications, Inc., a California corporation (incorporated by reference to Exhibit 3.05 to the Registration Statement).

          3.06 Registrant's Bylaws (incorporated by reference to Exhibit 3.06 to the Registration Statement).

          4.01                Form of Specimen Certificate for
                              Registrant's Common Stock (incorporated by reference to Exhibit 4.01 to the Registration Statement).

                                       2
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          99.01               The description of Registrant's Common Stock
                              set forth under the caption "Description of Capital Stock" on pages 65 through 67 of the Prospectus included in the Registration Statement.

                                       3
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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 12, 1998                 Exodus Communications, Inc.



                                           By:   /s/ K.B. Chandrasekhar
                                              ---------------------------------
                                           K.B. Chandrasekhar
                                           President and Chief Executive Officer

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
Number   Exhibit Title or Description
-------  ----------------------------


3.01 Amended and Restated Articles of Incorporation of Exodus Communications, Inc., a California corporation (incorporated by reference to Exhibit 3.01 to the Registration Statement).

3.02 Registrant's Certificate of Incorporation, as currently in effect (incorporated by reference to Exhibit 3.02 to the Registration Statement).

3.03      Registrant's Certificate of Designation (incorporated by reference to
          Exhibit 3.03 to the Registration Statement).

3.04 Form of Registrant's Amended and Restated Certificate of Incorporation to be filed immediately following the offering (incorporated by reference to Exhibit 3.04 to the Registration Statement).

3.05 Bylaws of Exodus Communications, Inc., a California corporation (incorporated by reference to Exhibit 3.05 to the Registration Statement).

3.06 Registrant's Bylaws (incorporated by reference to Exhibit 3.06 to the Registration Statement).

4.01 Form of Specimen Certificate for Registrant's Common Stock (incorporated by reference to Exhibit 4.01 to the Registration Statement).

99.01 The description of Registrant's Common Stock set forth under the caption "Description of Capital Stock" on pages 65 through 67 of the Prospectus included in the Registration Statement.



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